UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2016

COMMUNITYONE BANCORP
(Exact name of registrant as specified in its charter)

North Carolina	000-13823	56-1456589

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1017 East Morehead Street, Charlotte North Carolina 28204
(Address of principal executive offices)

Registrant's telephone number, including area code: (336) 626-8300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	X	]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[		]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[		]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[		]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events

As previously announced, on November 22, 2015, Capital Bank Financial Corp. (“Capital Bank Financial”) entered into an Agreement and Plan of Merger with CommunityOne Bancorp (“CommunityOne”) that provides for the combination of the two companies (the “merger”). As disclosed in the definitive joint proxy statement/prospectus dated March 15, 2016, a case captioned Robert Garfield v. Capital Bank Financial Corp., et al., No. 2016-001194-CA-01 (the “Garfield Action”) was filed on January 16, 2016 in the Circuit Court of the Eleventh Judicial Circuit in Miami-Dade County, Florida on behalf of a putative class of Capital Bank Financial shareholders against Capital Bank Financial, its directors, and CommunityOne. The complaint in the Garfield Action alleges, among other things, that the Capital Bank Financial director defendants breached their fiduciary duties by approving the merger, that CommunityOne aided and abetted such breaches, and that Capital Bank Financial, its directors and CommunityOne failed to disclose material information in connection with the merger. Also as previously disclosed in the definitive joint proxy statement/prospectus, a case captioned Curtis R. Pendleton v. Robert L. Reid, et al., No. 5:16-cv-00037 (the “Pendleton Action”), was filed on February 29, 2016 in the United States District Court for the Western District of North Carolina on behalf of a putative class of CommunityOne shareholders against CommunityOne, its directors, and Capital Bank Financial. On March 14, 2016, a case captioned Floyd Scrogham v. Robert L. Reid, et al., No. 5:16-cv-00045 (the “Scrogham Action”) was filed in the United States District Court for the Western District of North Carolina on behalf of a putative class of CommunityOne shareholders against CommunityOne, its directors, and Capital Bank Financial. The complaint in the Scrogham Action, like the complaint in the Pendleton Action, alleges, among other things, that certain defendants violated Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 by issuing a Registration/Joint Proxy Statement that, plaintiffs allege, is materially incomplete and misleading. The Garfield, Pendleton and Scrogham Actions seek, among other things, an order enjoining the merger, as well as other equitable relief and/or money damages, interest, costs, fees (including attorneys’ fees) and expenses. On March 31, 2016, the Pendleton and Scrogham Actions were consolidated for all purposes under the caption In re CommunityOne Bancorp Consolidated Stockholder Litigation, No. 5:16-cv-00037 (the “Consolidated WDNC Action”).

On April 4, 2016, the parties to the Garfield Action entered into a stipulation of settlement providing for the settlement of the Garfield Action (the “Garfield Stipulation”). If the proposed settlement is finally approved by the court, it will release all claims in the Garfield Action that were or could have been brought challenging any aspect of the merger and any disclosures made in connection therewith and preclude further proceedings. The Garfield Stipulation provides that Capital Bank Financial will make certain supplemental disclosures related to the merger, all of which are set forth in Exhibit 99.1 hereto, which should be read in conjunction with the definitive joint proxy statement/prospectus.

On April 1, 2016, the parties to the Consolidated WDNC Action filed with the Court a memorandum of understanding in which the parties agreed on the terms of a settlement of those lawsuits. The memorandum of understanding provides that CommunityOne will make certain supplemental disclosures related to the merger, all of which are set forth in Exhibit 99.2 hereto, which should be read in conjunction with the definitive joint proxy statement/prospectus. The proposed settlement is conditional upon, among other things, the execution of an appropriate stipulation of settlement, consummation of the merger and final approval of the proposed settlement by the court. There can be no assurance that the parties to the Consolidated WDNC Action will ultimately enter into a stipulation of settlement or that the court will approve the settlement even if the parties were to enter into such stipulation. In such event, the proposed settlement as contemplated by the memorandum of understanding may be terminated. If the proposed settlement is finally approved by the court, it will release all claims in the Consolidated WDNC Action that were or could have been brought challenging any aspect of the merger and any disclosures made in connection therewith and preclude further proceedings.

Nothing in this Current Report on Form 8-K or any stipulation of settlement or memorandum of understanding shall be deemed an admission of the legal necessity or materiality of any of the disclosures set forth therein. The defendants agreed to the settlement of these lawsuits to avoid the uncertainty, costs, distraction and disruption inherent in litigation and without admitting that further supplemental disclosure is required under any applicable rule, statute, regulation or law. The settlements are subject to customary conditions, including, among other things, judicial approval of the proposed settlements following notice to the Capital Bank Financial and CommunityOne stockholders. Settlement hearings will be scheduled to consider the fairness, reasonableness, and adequacy of the proposed settlements. If each of the proposed settlements is finally approved by the respective courts considering such settlements, the settlements will resolve and release all claims in the Garfield Action and the Consolidated WDNC Action that were or could have been brought challenging any aspect of the proposed merger or the merger agreement and any disclosure made in connection therewith, pursuant to terms that will be disclosed to stockholders prior to final approval of the settlement by the respective courts. In addition, in connection with the proposed settlements, the parties contemplate that plaintiffs’ counsel will seek awards of attorneys’ fees and expenses from each respective court. Capital Bank Financial, CommunityOne or their successors will pay or cause to be paid those attorneys’ fees and expenses awarded by the respective courts. Any settlement will not affect the amount of the merger consideration that stockholders are entitled to receive in the merger. There can be no assurance that the courts will approve the settlements.

Forward-Looking Statements

The information presented above may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, the expected completion date, financial benefits and other effects of the proposed merger of Capital Bank Financial or CommunityOne. Forward-looking statements can be identified by the use of the words “anticipate,” “expect,” “intend,” “estimate,” “target” and words of similar import. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of the management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Factors that may cause such a difference include, but are not limited to, the reaction to the transaction of the companies' customers, employees and counterparties; customer disintermediation; inflation; expected synergies, cost savings and other financial benefits of the proposed transaction might not be realized within the expected timeframes or might be less than projected; the requisite stockholder and regulatory approvals for the proposed transaction might not be obtained; credit and interest rate risks associated Capital Bank Financial’s or CommunityOne’s respective businesses, customer borrowing, repayment, investment and deposit practices and general economic conditions, either nationally or in the market areas in which Capital Bank Financial or CommunityOne operate or anticipate doing business, are less favorable than expected; new regulatory or legal requirements or obligations; the outcome of any legal proceedings related to the proposed merger; and other risks and important factors that could affect Capital Bank Financial’s or CommunityOne’s future results are identified in their Annual Report on Form 10-K for the year ended December 31, 2015 and other reports filed with the SEC. Forward-looking statements are made only as of the date of this Report, and neither Capital Bank Financial nor CommunityOne undertakes any obligation to update any forward-looking statements contained in this presentation to reflect events or conditions after the date hereof.

Additional Information and Where to Find It

This communication is being made in respect of the proposed merger transaction involving Capital Bank Financial or CommunityOne. Capital Bank Financial filed on December 18, 2015 a registration statement on Form S-4 with the SEC that includes a preliminary joint proxy statement of Capital Bank Financial and CommunityOne that also constitutes a preliminary prospectus of Capital Bank Financial. The SEC declared the registration statement effective on March 15, 2016. A definitive joint proxy statement/prospectus dated March 15, 2016 was mailed on or about March 18, 2016 to Capital Bank Financial’s and CommunityOne’s stockholders, seeking required stockholder approvals. Before making any voting or investment decision, investors and security holders of Capital Bank Financial and CommunityOne are urged to carefully read the entire registration statement and joint proxy statement/prospectus, as well as any amendments or supplements to these documents, because they contain important information about the proposed transaction. The documents filed by Capital Bank Financial and CommunityOne with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by Capital Bank Financial may be obtained free of charge at Capital Bank Financial’s website at http://investor.capitalbank-us.com and the documents filed by CommunityOne may be obtained free of charge at CommunityOne’s website at http://ir.community1.com. Alternatively, these documents can be obtained free of charge from Capital Bank Financial upon written request to Capital Bank Financial Corp., Attention: Secretary, 4725 Piedmont Row Drive, Suite 110, Charlotte, North Carolina 28210 or from CommunityOne upon written request to CommunityOne Bancorp, Attention: Secretary, 1017 E. Morehead Street, Suite 200, Charlotte, North Carolina 28204.

Capital Bank Financial, CommunityOne, their directors, executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from Capital Bank Financial’s and CommunityOne’s stockholders in favor of the approval of the merger. Information about the directors and executive officers of Capital Bank Financial and their ownership of Capital Bank Financial common stock is set forth in the proxy statement for Capital Bank Financial’s 2015 annual meeting of stockholders, as previously filed with the SEC on April 30, 2015. Information about the directors and executive officers of CommunityOne and their ownership of CommunityOne common stock is set forth in the Annual Report on Form 10-K for the year ended December 31, 2015, as previously filed with the SEC on March 11, 2016. Stockholders may obtain additional information regarding the interests of such participants by reading the registration statement and the joint proxy statement/prospectus.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Capital Bank Financial Corp. Supplemental Disclosures to the Joint Proxy Statement/Prospectus, dated March 15, 2016.
99.2	CommunityOne Bancorp Supplemental Disclosures to the Joint Proxy Statement/Prospectus, dated March 15, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 6, 2016	COMMUNITYONE BANCORP
(Date)	(Registrant)

/s/ David L. Nielsen
David L. Nielsen
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Capital Bank Financial Corp. Supplemental Disclosures to the Joint Proxy Statement/Prospectus, dated March 15, 2016.
99.2	CommunityOne Bancorp Supplemental Disclosures to the Joint Proxy Statement/Prospectus, dated March 15, 2016.